UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 7, 2026
COMPASS PATHWAYS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-39522	Not applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33 Broadwick Street
London W1F 0DQ
United Kingdom
(Address of Principal Executive Offices; Zip Code)
+1 (716) 676-6461
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.008 per share	CMPS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation Fair Disclosure.
On July 7, 2026, Compass Pathways plc (the “Company” or "Compass") will be making an investor presentation (the "Presentation"). A copy of the Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
On July 7, 2026, the Company announced the 26-week results (Part B) from its second ongoing Phase 3 COMP006 trial of COMP360, a synthetic, proprietary formulation of psilocybin, for treatment-resistant depression, or TRD, which confirm COMP360’s rapid onset and durable profile. The 26-week findings in nearly 600 patients build on previously reported results from the first Phase 3 trial, COMP005, which demonstrated rapid onset and durable response to at least 6 months, with a generally well-tolerated and safe profile in people living with TRD.

The COMP360 Phase 3 program participants represent a highly chronic TRD population. In COMP006, participants had current depressive episodes lasting on average over three years and an average of more than six lifetime depressive episodes. Within the context of this severe population, 39% of participants in the 25 mg arm achieved a clinically meaningful reduction in Montgomery-Åsberg Depression Rating Scale (MADRS) (≥ 25%) by week 6, following two fixed doses of COMP360, and maintained durable response at least through Week 26. This compares favorably to the 25% in COMP005 following a single dose, supporting the potential value of a second dose in enhancing clinical benefit for some patients. COMP360 continues to demonstrate a generally well-tolerated and safe profile, with the vast majority of treatment-emergent adverse events (TEAEs) being transient and predominantly occurring on day of dosing.

A rolling New Drug Application, or NDA, submission and initial review with the U.S. Food and Drug Administration, or FDA, is underway and final submission remains on track to be completed in Q4, 2026. Compass anticipates the launch of COMP360 in the first half of 2027 subject to FDA approval and following Drug Enforcement Administration, or DEA, rescheduling.

Key findings from COMP006 Part B

Efficacy Profile

•COMP006 Part A (previously disclosed in February 2026) successfully met its primary endpoint at Week 6, delivering highly statistically significant and clinically meaningful results

•Rapid onset of effect was observed, with consistent separation between the 25 mg and the 1 mg arm maintained through the randomized, blinded Part B period to Week 26

•39% of participants in the 25 mg arm achieved a clinically meaningful reduction in MADRS (≥ 25%) at Week 6, maintaining benefit, on average, through at least Week 26

◦Retreatment in Part B further enhanced benefit: nearly 30% of participants who achieved a clinically meaningful response at Week 6 later went into remission3 following retreatment in Part B

•Together with COMP005, the COMP006 26-week data confirm a consistent, differentiated profile for COMP360, with rapid onset and durable benefit observed across two large, well-controlled Phase 3 studies in TRD

Safety Profile

In a highly chronic TRD population with long-lasting depressive episodes, and consistent with previous studies, COMP360 continues to demonstrate a generally well-tolerated and safe profile with no new safety findings.

•Majority of TEAEs were transient and predominantly occurring on day of dosing

◦Most common adverse events were nausea, headache, anxiety and visual hallucination

•Serious adverse events (SAEs) were similar across arms (6.3% in the 1 mg arm and 5.7% in the 25 mg arm) over 26 weeks but low overall across the trial

The COMP360 program aims to evaluate the safety and efficacy of COMP360 psilocybin, a synthetic, proprietary formulation of psilocybin under investigation for difficult-to-treat mental health conditions. There are two pivotal Phase 3 trials, COMP005 and COMP006, evaluating the efficacy of COMP360 for TRD.

The ongoing COMP006 trial, running in parallel to the COMP005 trial, is a randomized, double-blind study with 581 dosed participants across North America and Europe and is comparing the efficacy and safety of two fixed doses, taken three weeks apart, of 25 mg COMP360 to 10 mg COMP360 and 1 mg COMP360 (25 mg: n=296; 10 mg: n=142; 1 mg: n=143). There is a potential for a total of 4 doses of COMP360 across a 52-week period. The trial is comprised of three parts: Part A, which was blinded through 9 weeks, Part B which recently concluded and remained blinded through week 26, and Part C, which contains an open-label treatment part from week 26 to 52.

The COMP005 trial is a randomized, double-blind, placebo-controlled study, with 258 dosed participants across the United States and is assessing the efficacy and safety of a single dose of 25 mg COMP360 versus placebo for reducing symptom severity in TRD (COMP360 25 mg: n=171; placebo: n=87). There is a potential for a total of 3 doses of COMP360 across a 52-week period. The trial is comprised of three parts: Part A, which was blinded through 6 weeks; Part B, which was blinded through week 26; and Part C, which contains an open-label treatment part from week 26 to 52.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, forward-looking statements can be identified by terminology such as “may”, “might”, “will”, “could”, “would”, “should”, “expect”, “intend”, “plan”, “objective”, “anticipate”, “believe”, “contemplate”, “estimate”, “predict”, “potential”, “continue” and “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things, statements regarding our business strategy and goals; our expectations regarding the safety or efficacy of our investigational COMP360 psilocybin treatment, including as a treatment for TRD or PTSD; our plans and expectations regarding our clinical trials, including our phase 3 trials in TRD and our phase 2b/3 trial in PTSD; any implication that preliminary results will be predictive of full safety and efficacy data from our phase 3 program; our expectations regarding the timing of our rolling submission of a new drug application, or NDA, for COMP360 psilocybin treatment in TRD and the timing of the review by the Food and Drug Administration, or FDA, of such NDA, including potential acceleration due to the grant of rolling review and award of a National Priority Voucher for COMP360 psilocybin treatment in TRD; the potential for the pivotal phase 3 program in TRD to support regulatory filings and approvals on an accelerated basis or at all; our expectations regarding potential commercial launch timelines and our commercial readiness; our efforts and our ability to obtain regulatory approval and adequate coverage and reimbursement; our ability to transition from a clinical-stage to a commercial-stage organization and effectively launch a commercial product, if regulatory approval is obtained, on our expected, accelerated timeline or at all; and our expectations regarding the benefits of our investigational COMP360 psilocybin treatment, including as a treatment of TRD or PTSD. The forward-looking statements in this Current Report on Form 8-K are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond Compass’s control and which could cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements.

These risks, uncertainties, and other factors include, among others: uncertainties associated with risks related to clinical development which is a lengthy and expensive process with uncertain outcomes, and therefore our clinical trials may be delayed or terminated and may be more costly than expected; the full results and safety data from our Phase 3 clinical trials in TRD may not be consistent with the preliminary results to date; our need for substantial additional funding to achieve our business goals and if we are unable to obtain this funding when needed and on acceptable terms, we could be forced to delay, limit or terminate our clinical trials; that the rolling review process and/or the National Priority Voucher pilot program may not actually lead to a faster FDA review or approval process; our efforts to obtain FDA approval, or approval from regulatory authorities in other jurisdictions, for our investigational COMP360 psilocybin treatment on an accelerated basis, or at all, may be unsuccessful; the timing and substance of decisions by the Drug Enforcement Administration and states to reschedule COMP360 psilocybin treatment, if approved by FDA, which contains Schedule I controlled substances and must be rescheduled before commercializing COMP360 psilocybin in the U.S.; our efforts to commercialize and obtain coverage and reimbursement for our investigational COMP360 psilocybin treatment, if approved, may be unsuccessful; and our ability to manage growth and retain key personnel; and those risks and uncertainties described under the heading “Risk Factors” in Compass’s most recent annual report on Form 10-K or quarterly report on Form 10-Q, and in other reports we have filed with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Except as required by law, Compass disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this Current Report on Form 8-K in the event of new information, future developments or otherwise. These forward-looking statements are based on Compass’s current expectations and speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated July 7, 2026.
104	Cover page interactive data file (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS PATHWAYS PLC

Date: July 7, 2026	By:	/s/ Teri Loxam
Teri Loxam
Chief Financial Officer